UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2019

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Innovation Way, Mason OH 45040

(Address of Principal Executive Offices, and Zip Code)

(513) 755-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ATRC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01	Financial Statements and Exhibits.

On August 13, 2019, AtriCure, Inc. (“AtriCure” or the “Company”) filed a current report on Form 8-K (the “Original Filing”) to report the Company’s completion of its acquisition of SentreHEART (defined below) pursuant to the Merger Agreement dated as of August 11, 2019 (the “Merger Agreement”) by and among SentreHEART, Inc., a Delaware corporation (“SentreHEART”), two merger subsidiaries of AtriCure, and Shareholder Representative Services LLC, solely in its capacity as representative of the stockholders of SentreHEART. This Form 8-K/A is being filed to amend and supplement the Original Filing to provide the required financial statements and pro forma financial information described below. Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Merger Agreement, as applicable.

(a)    Financial Statements of Businesses Acquired

The audited consolidated financial statements of SentreHEART, Inc. for the years ended December 31, 2018 and December 31, 2017, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1. The unaudited condensed consolidated financial statements of SentreHEART, Inc. for the six months ended June 30, 2019 and June 30, 2018, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.2.

(b)    Pro Forma Financial Information

The pro forma financial information of the Company and SentreHEART, Inc., including the pro forma condensed combined balance sheet as of June 30, 2019, the pro forma condensed combined statement of continuing operations for the fiscal year ended December 31, 2018 and the pro forma condensed combined statement of continuing operations for the six months ended June 30, 2019, including the notes to such pro forma financial information, are incorporated herein by reference to Exhibit 99.3.

(d)    Exhibits

23.1	Consent of RSM US LLP

99.1

SentreHEART, Inc. audited consolidated financial statements (balance sheet as of December 31, 2018 and December 31, 2017, statements of operations for the years ended December 31, 2018 and December 31, 2017, statements of convertible preferred stock and stockholders’ deficit for the years ended December 31, 2018 and December 31, 2017, and statements of cash flows for the years ended December 31, 2018 and December 31, 2017).

99.2

SentreHEART, Inc. unaudited condensed consolidated financial statements (balance sheet as of June 30, 2019, statements of operations for the six months ended June 30, 2019, and June 30, 2018, statements of convertible preferred stock and stockholders’ deficit for the six months ended June 30, 2019 and June 30, 2018, and statements of cash flows for the six months ended June 30, 2019, and June 30, 2018).

99.3

AtriCure, Inc. and SentreHEART, Inc. pro forma financial information (pro forma condensed combined balance sheet as of June 30, 2019, pro forma condensed combined statement of continuing operations for the fiscal year ended December 31, 2018 and pro forma condensed combined statement of continuing operations for the six months ended June 30, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated: October 24, 2019	By:	/s/ M. Andrew Wade
M. Andrew Wade
Senior Vice President and Chief Financial Officer